UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2018

ALTEGRIS QIM FUTURES FUND, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-53815	27-0473854
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALTEGRIS ADVISORS, L.L.C.
1200 Prospect Street Suite 400

La Jolla, California 92037
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 459-7040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02 Unregistered Sales of Equity Securities

On February 1, 2018, the Partnership sold limited partnership interests (“Interests”) to new and/or existing limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”). The aggregate consideration for Interests sold on February 1, 2018 was $149,619.13. The Interests were issued by the Partnership in reliance upon an exemption from registration under the Securities Act set forth in Section 4(a)(2) of the Securities Act, as transactions not constituting a public offering of securities because the Interests were issued privately without general solicitation or advertising. In connection with the sales of the Interests described above, no upfront selling commissions were paid for Interests sold on February 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2018

ALTEGRIS QIM FUTURES FUND, L.P.

By: ALTEGRIS ADVISORS, L.L.C., its general partner

By:	/s/ Matthew Osborne
Name: Matthew Osborne
Title: Chief Investment Officer